UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 31, 2009

PARLUX FRAGRANCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-15491	22-2562955
(Commission File Number)	(IRS Employer Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL  33309

(Address of Principal Executive Offices)(Zip Code)

954-316-9008

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On September 2, 2009, Parlux Fragrances, Inc. and its subsidiary, Parlux Ltd. , as borrowers (the “Company”), announced that it entered into a Forbearance Agreement with Regions Bank, effective as of August 31, 2009 (the “Forbearance Agreement”), regarding the Loan and Security Agreement, dated as of July 22, 2008, as amended, with Regions Bank, as lender (the “Credit Agreement”). A copy of the press release regarding the Forbearance Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The current outstanding principal balance under the Credit Agreement is $6,680,612. Pursuant to the Credit Agreement, the outstanding principal balance at no time shall exceed the revolving loan availability, as defined in the Credit Agreement. The revolving loan availability is currently $208,000, resulting in an excess of the revolving loan availability in the amount of $6,472,612. It is an event of default under the terms of the Credit Agreement to not promptly make the mandatory principal payment required to reduce the outstanding principal balance to an amount not greater than the revolving loan availability.

Pursuant to the Forbearance Agreement, Regions Bank has agreed to forbear from the exercise of certain rights and remedies that it has under the Credit Agreement and supporting documents, including the right to demand full payment of the outstanding principal balance, until the earlier of (1) an additional event of default under the Credit Agreement, (2) an event of default under the Forbearance Agreement, or (3) October 28, 2009. The Company has agreed to pay Regions Bank a forbearance fee in the amount of $40,000, payable as follows: (1) $20,000 upon the execution of the Forbearance Agreement and (2) $20,000 on September 30, 2009. If the Company refinances with another financial institution or otherwise repays, all amounts outstanding under the Credit Agreement on or before September 30, 2009, the Company will not be required to pay the $20,000 portion of the fee due on September 30, 2009.

Interest will continue to accrue on the outstanding principal balance under the Credit Agreement at the base rate provided for in the Credit Agreement until October 28, 2009. The Company is unable to borrow additional funds from Regions Bank pursuant to the Forbearance Agreement. The Company is currently negotiating replacement financing with several potential sources and expects to have a new financing arrangement in place in the near future. No assurance can be given that the Company will be able to enter into a new financing arrangement.

This description of the Forbearance Agreement is qualified in its entirety by reference to the copy of such agreement filed as Exhibit 10.1 to this report, which is incorporated herein by this reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

10.1

Forbearance Agreement, effective as of August 31, 2009, by and between Parlux Fragrances, Inc. and Parlux Ltd. and Regions Bank.

99.1

Press Release of the Company dated September 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2009	PARLUX FRAGRANCES, INC.

/s/ RAYMOND J. BALSYS
Raymond J. Balsys,
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting
Officer)

Exhibit Index

Exhibit No.

Description

10.1

Forbearance Agreement, effective as of August 31, 2009, by and between Parlux Fragrances, Inc. and Parlux Ltd. and Regions Bank.

99.1

Press Release of the Company dated September 2, 2009.